EXHIBIT 24

DIGI INTERNATIONAL INC.

Power of Attorney
The undersigned director of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Ronald E. Konezny and Michael C. Goergen, and either of them, the undersigned’s true and lawful attorney-in-fact and agent, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said corporation to an Annual Report on Form 10-K or other applicable form for the fiscal year ended September 30, 2015, and all amendments thereto, to be filed by said corporation with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 25th day of November, 2015.

/s/ Guy C. Jackson
Guy C. Jackson

DIGI INTERNATIONAL INC.

Power of Attorney
The undersigned director of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Ronald E. Konezny and Michael C. Goergen, and either of them, the undersigned’s true and lawful attorney-in-fact and agent, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said corporation to an Annual Report on Form 10-K or other applicable form for the fiscal year ended September 30, 2015, and all amendments thereto, to be filed by said corporation with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 25th day of November, 2015.

/s/ Satbir Khanuja
Satbir Khanuja

DIGI INTERNATIONAL INC.

Power of Attorney
The undersigned director of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Michael C. Goergen and David H. Sampsell, and either of them, the undersigned’s true and lawful attorney-in-fact and agent, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said corporation to an Annual Report on Form 10-K or other applicable form for the fiscal year ended September 30, 2015, and all amendments thereto, to be filed by said corporation with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 25th day of November, 2015.

/s/ Ronald E. Konezny
Ronald E. Konezny

DIGI INTERNATIONAL INC.

Power of Attorney
The undersigned director of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Michael C. Goergen and David H. Sampsell, and either of them, the undersigned’s true and lawful attorney-in-fact and agent, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said corporation to an Annual Report on Form 10-K or other applicable form for the fiscal year ended September 30, 2015, and all amendments thereto, to be filed by said corporation with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 25th day of November, 2015.

/s/ Spiro C. Lazarakis
Spiro C. Lazarakis

DIGI INTERNATIONAL INC.
Power of Attorney
The undersigned director of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Michael C. Goergen and David H. Sampsell, and either of them, the undersigned’s true and lawful attorney-in-fact and agent, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said corporation to an Annual Report on Form 10-K or other applicable form for the fiscal year ended September 30, 2015, and all amendments thereto, to be filed by said corporation with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 25th day of November, 2015.

/s/ Ahmed Nawaz
Ahmed Nawaz

DIGI INTERNATIONAL INC.
Power of Attorney
The undersigned director of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Michael C. Goergen and David H. Sampsell, and either of them, the undersigned’s true and lawful attorney-in-fact and agent, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said corporation to an Annual Report on Form 10-K or other applicable form for the fiscal year ended September 30, 2015, and all amendments thereto, to be filed by said corporation with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 25th day of November, 2015.

/s/ William N. Priesmeyer
William N. Priesmeyer

DIGI INTERNATIONAL INC.

Power of Attorney
The undersigned director of Digi International Inc., a Delaware corporation, does hereby make, constitute and appoint Michael C. Goergen and David H. Sampsell, and either of them, the undersigned’s true and lawful attorney-in-fact and agent, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of said corporation to an Annual Report on Form 10-K or other applicable form for the fiscal year ended September 30, 2015, and all amendments thereto, to be filed by said corporation with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 25th day of November, 2015.

/s/ Girish Rishi
Girish Rishi